PHARMAC
Jewel Osco

ROSS
OLD NAVY

WHOLE FOODS
MARKET

Inland Real Estate Corporation

Supplemental Financial Information

www.inlandrealestate.com

BED BATH &
BEYOND

T·J·maxx
HomeGoods

Chipotle
Chipotle
MEXICAN GRILL

WAL★MART

FIVE GUYS
BURGERS and FRIES
five BEL❤W

buybuy
BABY

REI
RECREATIONAL
EQUIPMENT, INC.

STARBUCKS
COFFEE
STARBUCKS
COFFEE

ULTA

FOOD 4 LESS

2901 Butterfield Road • Oak Brook, Illinois 60523 • Telephone: (630) 218-8000 • Facsimile: (630) 218-7357

Supplemental Financial Information - June 30, 2013

Page	Table of Contents

2	Company Information

3	Other Information

5	Consolidated Balance Sheets

6	Consolidated Statements of Operations

7	Funds From Operations and Other Information

8	Earnings Before Interest Taxes Depreciation and Amortization

9	Same Store Net Operating Income

11	Balance Sheets - Pro Rata Consolidation

12	Statements of Operations - Pro Rata Consolidation

14	Selected Financial Ratios

15	Summary of Outstanding Debt at June 30, 2013

19	Significant Retail Tenants

21	Portfolio Metrics

22	Lease Expiration Analysis

25	Leasing Activity

27	Leasing Activity - Anchors and Non-Anchors

28	Property Transactions

29	Unconsolidated Joint Venture Summary

31	Investment Properties

1

Company Information

Inland Real Estate Corporation strives to be a leading owner and operator of high quality, necessity and value based retail centers in prime locations throughout the United States. We seek to continually enhance shareholder value by providing predictable, sustainable cash flows through the expert management and strategic improvement of our portfolio of premier retail assets. We have elected to be taxed as a Real Estate Investment Trust ("REIT") for federal income tax purposes. As of June 30, 2013, we owned interests in 154 investment properties, including 40 properties owned through our unconsolidated joint ventures.

Corporate Headquarters
2901 Butterfield Road
Oak Brook, IL 60523
www.inlandrealestate.com

Investor Relations/Media Relations	New York Stock Exchange
Dawn Benchelt	Symbol IRC
Investor Relations Director
(630) 218-7364
benchelt@inlandrealestate.com

Transfer Agent	Stock Specialist
Registrar and Transfer Company	GETCO Specialist, Inc.
10 Commerce Drive	14 Wall Street, 21st Floor
Cranford, NJ 07016	New York, NY 10005
(800) 368-5948	(646) 428-1700

Analyst Coverage

Bank of America Merrill Lynch	BMO Capital Markets	KeyBanc Capital Markets
Craig Schmidt	Paul E. Adornato	Jordan Sadler
(646) 855-3640	(212) 885-4170	(917) 368-2280
craig.schmidt@baml.com	paul.adornato@bmo.com	jsadler@key.com

Katharine Hutchins	Joshua Patinkin	Todd M. Thomas
(646) 855-1681	(212) 883-5102	(917) 368-2286
katharine.hutchins@baml.com	joshua.patinkin@bmo.com	tthomas@key.com

Raymond James & Associates, Inc.	Wells Fargo Securities, LLC
Paul D. Puryear	Jeffrey J. Donnelly
(727) 567-2253	(617) 603-4207
paul.puryear@raymondjames.com	jeff.donnelly@wellsfargo.com

Richard J. Milligan	Tamara Fique
(727) 567-2660	(443) 263-6568
richard.milligan@raymondjames.com	tamara.fique@wellsfargo.com

2

Other Information

All items in the supplemental financial information are in thousands except per share data, square footage data and number of leases.

Forward Looking Statements
Certain information in this supplemental information may constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that do not reflect historical facts and instead reflect our management's intentions, beliefs, expectations, plans or predictions of the future.  Forward-looking statements can often be identified by words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” Examples of forward-looking statements include, but are not limited to, statements that describe or contain information related to matters such as management's intent, belief or expectation with respect to our financial performance, investment strategy or our portfolio, our ability to address debt maturities, our cash flows, our growth prospects, the value of our assets, our joint venture commitments and the amount and timing of anticipated future cash distributions. Forward-looking statements reflect the intent, belief or expectations of our management based on their knowledge and understanding of our business and industry and their assumptions, beliefs and expectations with respect to the market for commercial real estate, the U.S. economy and other future conditions. Forward-looking statements are not guarantees of future performance, and investors should not place undue reliance on them. Actual results may differ materially from those expressed or forecasted in forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the risks listed and described under Item 1A”Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2013, as they may be revised or supplemented by us in subsequent Reports on Form 10-Q and other filings with the SEC. Except as otherwise required by applicable law, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement in this release to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which any such statement is based.

Funds From Operations ("FFO")
We consider FFO a widely accepted and appropriate measure of performance for a REIT. FFO provides a supplemental measure to compare our performance and operations to other REITs. Due to certain unique operating characteristics of real estate companies, NAREIT has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as ours. As defined by NAREIT, FFO means net income computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of operating property, plus depreciation and amortization and after adjustments for unconsolidated entities in which the REIT holds an interest. In addition, NAREIT has further clarified the FFO definition to add-back impairment write-downs of depreciable real estate or of investments in unconsolidated entities that are driven by measurable decreases in the fair value of depreciable real estate. Under U.S. GAAP, impairment charges reduce net income. While impairment charges are added back in the calculation of FFO, we caution that because impairments to the value of any property are typically based on reductions in estimated future undiscounted cash flows compared to current carrying value, declines in the undiscounted cash flows which led to the impairment charges reflect declines in property operating performance that may be permanent. We have adopted the NAREIT definition for computing FFO. We adjust FFO for the impact of non-cash impairment charges of non-depreciable real estate, net of taxes recorded in comparable periods, in order to present the performance of our core portfolio operations. Management uses the calculation of FFO and FFO adjusted for several reasons. FFO is used in certain employment agreements we have with our executives to determine a portion of incentive compensation payable to them. Additionally, we use FFO and FFO adjusted to compare our performance to that of other REITs in our peer group. The calculation of FFO and FFO adjusted may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity. Items that are capitalized do not impact FFO and FFO adjusted whereas items that are expensed reduce FFO and FFO adjusted. Consequently, our presentation of FFO and FFO adjusted may not be comparable to other similarly titled measures presented by other REITs. FFO and FFO adjusted do not represent cash flows from operations as defined by U.S. GAAP, are not indicative of cash available to fund cash flow needs and liquidity, including our ability to pay distributions, and should not be considered as an alternative to net income, as determined in accordance with U.S. GAAP, for purposes of evaluating our operating performance.

Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA")
EBITDA is defined as earnings (losses) from operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization expense; and (4) gains (loss) on non-operating property. We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance. By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure. By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio. Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing. EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

We believe EBITDA is an important non-GAAP measure. We utilize EBITDA to calculate our interest expense coverage ratio, which equals EBITDA divided by total interest expense. We believe that using EBITDA, which excludes the effect of non-operating expenses and non-cash charges, all of which are based on historical cost and may be of limited significance in evaluating current performance, facilitates comparison of core operating profitability between periods and between REITs, particularly in light of the use of EBITDA by a seemingly large number of REITs in their reports on Forms 10-Q and 10-K. We believe that investors should consider EBITDA in conjunction with net income and the other required U.S. GAAP measures of our performance to improve their understanding of our operating results. We adjust EBITDA for the impact of non-cash impairment charges in comparable periods, in order to present the performance of our core portfolio operations.

3

Other Information

Same Store Net Operating Income ("NOI")
Same store net operating income, which is the net operating income of properties owned during the same periods during each year, is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of lease intangibles, interest, depreciation, amortization and bad debt expense. We provide same store net operating income as another metric to compare the results of property operations for the three and six months ended June 30, 2013 and 2012. We also provide a reconciliation of these amounts to the most comparable GAAP measure, net income (loss) attributable to common stockholders.

Balance Sheets and Statements of Operations - Pro Rata Consolidation
These financial statements are considered non-GAAP because they include financial information related to unconsolidated joint ventures accounted for under the equity method of accounting. We provide these statements to include the pro rata amounts of all properties under management reconciliation to our U.S. GAAP financial statements.

4

Consolidated Balance Sheets

	June 30, 2013	December 31, 2012
Assets:	(unaudited)
Investment properties:
Land	$399,833	313,261
Construction in progress	20,841	20,837
Building and improvements	1,161,985	957,794
	1,582,659	1,291,892
Less accumulated depreciation	336,311	329,997
Net investment properties	1,246,348	961,895
Cash and cash equivalents	12,157	18,505
Investment in securities	5,855	8,711
Accounts receivable, net	36,139	25,076
Mortgages receivable	—	12,955
Investment in and advances to unconsolidated joint ventures	113,233	129,196
Acquired lease intangibles, net	121,904	41,692
Deferred costs, net	19,590	19,436
Other assets	28,274	25,939
Total assets	$1,583,500	1,243,405

Liabilities:
Accounts payable and accrued expenses	$58,690	36,918
Acquired below market lease intangibles, net	45,087	12,976
Distributions payable	5,130	4,606
Mortgages payable	541,254	412,361
Unsecured credit facilities	290,000	305,000
Convertible notes	28,558	28,327
Other liabilities	20,734	33,014
Total liabilities	989,453	833,202

Stockholders’ Equity:
Preferred stock, $0.01 par value, 12,000 shares authorized; 4,400 8.125% Series A Cumulative Redeemable shares, with a $25.00 per share Liquidation Preference, issued and outstanding at June 30, 2013 and December 31, 2012, respectively	110,000	110,000
Common stock, $0.01 par value, 500,000 shares authorized; 99,626 and 89,366 Shares issued and outstanding at June 30, 2013 and December 31, 2012, respectively	996	894
Additional paid-in capital (net of offering costs of $74,492 and $70,238 at June 30, 2013 and December 31, 2012, respectively)	886,737	784,139
Accumulated distributions in excess of net income	(395,913)	(476,185)
Accumulated other comprehensive loss	(5,814)	(9,269)
Total stockholders’ equity	596,006	409,579

Noncontrolling interest	(1,959)	624
Total equity	594,047	410,203

Total liabilities and equity	$1,583,500	1,243,405

5

Consolidated Statements of Operations and Comprehensive Income (unaudited)

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
Revenues:
Rental income	$29,947	28,580	57,439	55,812
Tenant recoveries	10,600	8,858	21,472	18,720
Other property income	426	894	996	1,286
Fee income from unconsolidated joint ventures	1,958	1,030	3,554	2,067
Total revenues	42,931	39,362	83,461	77,885

Expenses:
Property operating expenses	5,789	4,957	13,326	11,839
Real estate tax expense	8,448	7,346	15,654	14,412
Depreciation and amortization	14,583	13,585	27,143	28,584
Provision for asset impairment	369	479	369	479
General and administrative expenses	5,269	4,452	9,976	8,959
Total expenses	34,458	30,819	66,468	64,273

Operating income	8,473	8,543	16,993	13,612
Other income	664	942	1,509	2,464
Gain from settlement of receivables	3,095	—	3,095	—
Gain from change in control of investment properties	95,378	1,043	95,378	1,043
Gain on sale of investment properties	—	—	1,498	—
Gain on sale of joint venture interest	393	12	734	64
Impairment of investment securities	—	—	(98)	—
Interest expense	(8,407)	(9,255)	(16,519)	(17,905)
Income (loss) before income tax benefit (expense) of taxable REIT subsidiaries, equity in earnings of unconsolidated joint ventures and discontinued operations	99,596	1,285	102,590	(722)

Income tax benefit (expense) of taxable REIT subsidiaries	(1,567)	4,560	(1,795)	4,680
Equity in earnings of unconsolidated joint ventures	2,172	756	3,512	789
Income from continuing operations	100,201	6,601	104,307	4,747

Income from discontinued operations	3,771	466	6,578	814
Net income	103,972	7,067	110,885	5,561

Net (income) loss attributable to the noncontrolling interest	(2)	79	(14)	76
Net income attributable to Inland Real Estate Corporation	103,970	7,146	110,871	5,637

Dividends on preferred shares	(2,295)	(2,223)	(4,505)	(3,478)
Net income attributable to common stockholders	$101,675	4,923	106,366	2,159

Basic and diluted earnings attributable to common shares per weighted average common share:
Income from continuing operations	$1.05	0.05	1.09	0.01
Income from discontinued operations	0.04	0.01	0.07	0.01
Net income attributable to common stockholders per weighted average common share — basic and diluted	$1.09	0.06	1.16	0.02

Weighted average number of common shares outstanding — basic	92,803	88,962	91,149	88,934

Weighted average number of common shares outstanding — diluted	93,042	89,077	91,384	89,049

Comprehensive income:
Net income attributable to common stockholders	$101,675	4,923	106,366	2,159
Unrealized gain (loss) on investment securities	(124)	(139)	99	710
Reclassification of gain on sale of investment securities	(225)	(448)	(485)	(1,038)
Unrealized gain (loss) on derivative instruments	2,813	(2,266)	3,841	(1,267)
Comprehensive income	$104,139	2,070	109,821	564

6

Funds From Operations and Other Information (unaudited)

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
Net income attributable to common stockholders	$101,675	4,923	106,366	2,159
Gain on sale of investment properties	(565)	—	(4,743)	—
Gain from change in control of investment properties	(95,378)	(1,043)	(95,378)	(1,043)
Impairment of depreciable operating property	369	479	555	479
Equity in depreciation and amortization of unconsolidated joint ventures	5,235	6,053	11,090	11,184
Amortization on in-place lease intangibles	3,454	2,252	5,002	4,235
Amortization on leasing commissions	412	411	918	985
Depreciation, net of noncontrolling interest	10,728	11,206	21,326	23,967
Funds From Operations attributable to common stockholders	$25,930	24,281	45,136	41,966

Gain from settlement of receivables	(3,095)	—	(3,095)	—
Impairment loss, net of taxes:
Impairment of investment securities	—	—	98	—
Provision for asset impairment included in equity in earnings of unconsolidated joint ventures	—	—	506	—
Other non-cash adjustments	—	92	—	207
Provision for income taxes:
Income tax adjustments	—	(4,810)	—	(4,810)
Funds From Operations attributable to common stockholders, adjusted	$22,835	19,563	42,645	37,363

Net income attributable to common stockholders per weighted average common share — basic and diluted	$1.09	0.06	1.16	0.02

Funds From Operations attributable to common stockholders, per weighted average common share — basic and diluted	$0.28	0.27	0.49	0.47

Funds From Operations attributable to common stockholders, adjusted, per weighted average common share — basic and diluted	$0.25	0.22	0.47	0.42

Weighted average number of common shares outstanding, basic	92,803	88,962	91,149	88,934
Weighted average number of common shares outstanding, diluted	93,042	89,077	91,384	89,049

Distributions Declared, common stock	$13,303	12,695	26,094	25,382
Distributions Per Common Share	$0.14	0.14	0.29	0.29
Distributions / Funds From Operations Payout Ratio, adjusted	58.26%	64.89%	61.19%	67.93%

Additional Information
Straight-line rents	$260	225	361	477
Amortization of lease intangibles	(58)	41	(406)	46
Amortization of deferred financing fees	674	807	1,463	1,610
Stock based compensation expense	199	91	402	229

Capital Expenditures
Maintenance / non-revenue generating cap ex
Building / Site improvements	$1,014	1,924	1,349	2,371
Redevelopment / Construction	2,201	—	2,201	—
Non-maintenance / revenue generating cap ex
Tenant improvements	3,905	4,066	6,770	7,348
Leasing commissions	654	749	1,272	1,682

7

Earnings Before Interest, Taxes, Depreciation and Amortization (unaudited)

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
Net income attributable to Inland Real Estate Corporation	$103,970	7,146	110,871	5,637
Gain on sale of investment properties	(565)	—	(4,743)	—
Gain from change in control of investment properties	(95,378)	(1,043)	(95,378)	(1,043)
Income tax (benefit) expense of taxable REIT subsidiaries	1,567	(4,560)	1,795	(4,680)
Interest expense	8,407	9,255	16,519	17,905
Interest expense associated with discontinued operations	51	68	117	133
Interest expense associated with unconsolidated joint ventures	2,756	2,906	5,735	5,543
Depreciation and amortization	14,583	13,585	27,143	28,584
Depreciation and amortization associated with discontinued operations	48	300	166	633
Depreciation and amortization associated with unconsolidated joint ventures	5,235	6,053	11,090	11,184
EBITDA	40,674	33,710	73,315	63,896

Gain from settlement of receivables	(3,095)	—	(3,095)	—
Impairment loss, net of taxes:
Impairment of depreciable operating property	369	479	555	479
Impairment of investment securities	—	—	98	—
Provision for asset impairment included in equity in earnings of unconsolidated joint ventures	—	—	506	—
Other non-cash adjustments	—	92	—	207
EBITDA, adjusted	$37,948	34,281	71,379	64,582

Total Interest Expense	$11,214	12,229	22,371	23,581

EBITDA: Interest Expense Coverage Ratio	3.6	2.8	3.3	2.7

EBITDA: Interest Expense Coverage Ratio, adjusted	3.4	2.8	3.2	2.7

8

Same Store Net Operating Income (unaudited)

	Three months ended June 30,			Six months ended June 30,
Consolidated	2013	2012	% Change	2013	2012	% Change
Rental income and tenant recoveries:
"Same store" investment properties, 92 properties
Rental income	$25,951	25,178	3.1%	51,817	50,136	3.4%
Tenant recovery income	9,104	8,650	5.2%	19,610	17,698	10.8%
Other property income	331	848	-61.0%	890	1,234	-27.9%
"Other investment properties”
Rental income	3,794	3,136		5,667	5,153
Tenant recovery income	1,496	208		1,862	1,022
Other property income	95	46		106	52
Total property income	$40,771	38,066		79,952	75,295

Property operating expenses:
"Same store" investment properties, 92 properties
Property operating expenses	$4,320	4,188	3.2%	10,938	9,467	15.5%
Real estate tax expense	7,226	6,925	4.3%	14,181	13,433	5.6%
"Other investment properties"
Property operating expenses	866	273		1,086	711
Real estate tax expense	1,222	421		1,473	979
Total property operating expenses	$13,634	11,807		27,678	24,590

Property net operating income
"Same store" investment properties	23,840	23,563	1.2%	47,198	46,168	2.2%
"Other investment properties"	3,297	2,696		5,076	4,537
Total property net operating income	$27,137	26,259		52,274	50,705

Other income:
Straight-line rents	$260	225		361	477
Amortization of lease intangibles	(58)	41		(406)	46
Other income	664	942		1,509	2,464
Fee income from unconsolidated joint ventures	1,958	1,030		3,554	2,067
Gain from settlement of receivables	3,095	—		3,095	—
Gain from change in control of investment properties	95,378	1,043		95,378	1,043
Gain on sale of investment properties	—	—		1,498	—
Gain on sale of joint venture interest	393	12		734	64

Equity in earnings of unconsolidated joint ventures	2,172	756		3,512	789

Other expenses:
Income tax benefit (expense) of taxable REIT subsidiaries	(1,567)	4,560		(1,795)	4,680
Bad debt expense	(603)	(496)		(1,302)	(1,661)
Depreciation and amortization	(14,583)	(13,585)		(27,143)	(28,584)
General and administrative expenses	(5,269)	(4,452)		(9,976)	(8,959)
Impairment of investment securities	—	—		(98)	—
Interest expense	(8,407)	(9,255)		(16,519)	(17,905)
Provision for asset impairment	(369)	(479)		(369)	(479)

Income from continuing operations	100,201	6,601		104,307	4,747
Income from discontinued operations	3,771	466		6,578	814
Net income	103,972	7,067		110,885	5,561

Net (income) loss attributable to the noncontrolling interest	(2)	79		(14)	76
Net income attributable to Inland Real Estate Corporation	103,970	7,146		110,871	5,637

Dividends on preferred shares	(2,295)	(2,223)		(4,505)	(3,478)

Net income attributable to common stockholders	$101,675	4,923		106,366	2,159

9

Same Store Net Operating Income (unaudited)

	Three months ended June 30,			Six months ended June 30,
Unconsolidated (at 100%)	2013	2012	% Change	2013	2012	% Change
Rental income and tenant recoveries:
"Same store" investment properties, 19 properties
Rental income	$7,028	7,012	0.2%	13,954	14,039	-0.6%
Tenant recovery income	3,012	2,912	3.4%	6,661	6,129	8.7%
Other property income	54	51	5.9%	130	66	97.0%
"Other investment properties”
Rental income	11,660	10,894		25,420	19,645
Tenant recovery income	4,923	4,685		11,751	8,941
Other property income	75	74		192	119
Total property income	$26,752	25,628		58,108	48,939

Property operating expenses:
"Same store" investment properties, 19 properties
Property operating expenses	$1,717	1,588	8.1%	4,016	3,487	15.2%
Real estate tax expense	2,030	2,203	-7.9%	4,301	4,355	-1.2%
"Other investment properties"
Property operating expenses	2,491	2,105		6,691	4,273
Real estate tax expense	3,621	3,731		8,047	7,221
Total property operating expenses	$9,859	9,627		23,055	19,336

Property net operating income
"Same store" investment properties	$6,347	6,184	2.6%	12,428	12,392	0.3%
"Other investment properties"	10,546	9,817		22,625	17,211
Total property net operating income	$16,893	16,001		35,053	29,603

Other income:
Straight-line rent	$724	112		1,314	424
Amortization of lease intangibles	(96)	(147)		(27)	(163)
Other income	47	707		57	939

Other expenses:
Bad debt expense	(221)	(266)		(287)	(469)
Depreciation and amortization	(9,816)	(11,343)		(21,069)	(21,153)
General and administrative expenses	(635)	(438)		(1,213)	(1,182)
Interest expense	(5,204)	(5,431)		(11,128)	(10,632)
Provision for asset impairment	—	—		(1,730)	—

Net loss from continuing operations	$1,692	(805)		970	(2,633)

	Three months ended June 30,			Six months ended June 30,
Same Store Net Operating Income ("NOI")	2013	2012	% Change	2013	2012	% Change

Consolidated Portfolio (92 properties)
Same Store NOI	$23,840	23,563	1.2%	47,198	46,168	2.2%
Same Store NOI excluding lease termination income	$23,840	23,183	2.8%	47,197	45,785	3.1%

Unconsolidated Portfolio (at 100%) (19 properties)
Same Store NOI	$6,347	6,184	2.6%	12,428	12,392	0.3%
Same Store NOI excluding lease termination income	$6,347	6,184	2.6%	12,410	12,392	0.1%

Total Portfolio (including our pro rata share of unconsolidated NOI) (111 properties)
Same Store NOI	$27,330	26,964	1.4%	54,033	52,984	2.0%
Same Store NOI excluding lease termination income	$27,330	26,584	2.8%	54,022	52,601	2.7%

10

Balance Sheets - Pro Rata Consolidation (unaudited)

	Consolidated Balance Sheets June 30, 2013	Noncontrolling Interest	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Pro-rata Consolidated Balance Sheets
Assets:
Investment properties:
Land	$399,833	(535)	75,413	1,063	5,508	481,282
Construction in progress	20,841	(3)	2,147	14,788	—	37,773
Building and improvements	1,161,985	(1,558)	184,690	3,187	21,428	1,369,732
	1,582,659	(2,096)	262,250	19,038	26,936	1,888,787
Less accumulated depreciation	336,311	(777)	11,257	—	374	347,165
Net investment properties	1,246,348	(1,319)	250,993	19,038	26,562	1,541,622
Cash and cash equivalents	12,157	(1,525)	7,182	91	61	17,966
Investment in securities	5,855	—	—	—	—	5,855
Accounts receivable, net	36,139	(44)	5,160	33	106	41,394
Investment in and advances to unconsolidated joint ventures	113,233	—	(88,727)	(11,338)	(11,790)	1,378
Acquired lease intangibles, net	121,904	—	38,667	—	3,481	164,052
Deferred costs, net	19,590	(28)	2,271	4	242	22,079
Other assets	28,274	(1)	1,965	90	1,605	31,933
Total assets	$1,583,500	(2,917)	217,511	7,918	20,267	1,826,279

Liabilities:
Accounts payable and accrued expenses	$58,690	(69)	6,085	1,689	123	66,518
Acquired below market lease intangibles, net	45,087	—	15,424	—	35	60,546
Distributions payable	5,130	—	—	—	—	5,130
Mortgages payable	541,254	(739)	135,009	7,263	18,258	701,045
Unsecured credit facilities	290,000	—	—	—	—	290,000
Convertible notes	28,558	—	—	—	—	28,558
Other liabilities	20,734	(8)	2,595	1,767	313	25,401
Total liabilities	989,453	(816)	159,113	10,719	18,729	1,177,198

Stockholders’ Equity:
Preferred stock	110,000	—	—	—	—	110,000
Common stock	996	—	—	—	—	996
Additional paid-in capital	886,737	—	119	—	—	886,856
Accumulated distributions in excess of net income	(395,913)	(4,060)	58,279	(2,801)	1,538	(342,957)
Accumulated other comprehensive loss	(5,814)	—	—	—	—	(5,814)
Total stockholders’ equity	596,006	(4,060)	58,398	(2,801)	1,538	649,081

Noncontrolling interest	(1,959)	1,959	—	—	—	—
Total equity	594,047	(2,101)	58,398	(2,801)	1,538	649,081

Total liabilities and equity	$1,583,500	(2,917)	217,511	7,918	20,267	1,826,279

11

Statements of Operations - Pro Rata Consolidation (unaudited)

Three months ended June 30, 2013	Consolidated Statement of Operations	IN Retail Fund LLC (NYSTRS) (1)	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Pro-rata Consolidated Statement of Operations
Revenues:
Rental income	$29,947	2,530	6,663	1	1,015	40,156
Tenant recoveries	10,600	1,146	3,019	4	73	14,842
Other property income	426	15	55	—	—	496
Fee income from unconsolidated joint ventures	1,958	—	—	—	—	1,958
Total revenues	42,931	3,691	9,737	5	1,088	57,452

Expenses:
Property operating expenses	5,789	344	1,257	52	116	7,558
Real estate tax expense	8,448	1,018	1,916	24	57	11,463
Depreciation and amortization	14,583	1,131	3,692	—	411	19,817
Provision for asset impairment	369	—	—	—	—	369
General and administrative expenses	5,269	10	174	—	—	5,453
Total expenses	34,458	2,503	7,039	76	584	44,660

Operating income	8,473	1,188	2,698	(71)	504	12,792

Other income	664	2	—	9	—	675
Gain from settlement of receivables	3,095	—	—	—	—	3,095
Gain from change in control of investment properties	95,378	—	—	—	—	95,378
Gain on sale of joint venture interest	393	—	—	—	—	393
Interest expense	(8,407)	(690)	(1,603)	(121)	(343)	(11,164)
Income (loss) before income tax expense of taxable REIT subsidiaries, equity in earnings of unconsolidated joint ventures and discontinued operations	99,596	500	1,095	(183)	161	101,169

Income tax expense of taxable REIT subsidiaries	(1,567)	—	—	—		(1,567)
Equity in earnings of unconsolidated joint ventures	2,172	(500)	(1,095)	183	(161)	599
Income from continuing operations	100,201	—	—	—	—	100,201

Income from discontinued operations	3,771	—	—	—	—	3,771
Net income	103,972	—	—	—	—	103,972

Net (income) loss attributable to the noncontrolling interest	(2)	—	—	—	—	(2)
Net income attributable to Inland Real Estate Corporation	103,970	—	—	—	—	103,970

Dividends on preferred shares	(2,295)	—	—	—	—	(2,295)
Net income attributable to common stockholders	$101,675	—	—	—	—	101,675

(1)    Includes results through the June 3, 2013 acquisition date.

12

Statements of Operations - Pro Rata Consolidation (unaudited)

Six months ended June 30, 2013	Consolidated Statement of Operations	IN Retail Fund LLC (NYSTRS) (1)	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Pro-rata Consolidated Statement of Operations
Revenues:
Rental income	$57,439	6,329	13,301	19	1,480	78,568
Tenant recoveries	21,472	3,134	6,505	17	149	31,277
Other property income	996	46	126	—	—	1,168
Fee income from unconsolidated joint ventures	3,554	—	—	—	—	3,554
Total revenues	83,461	9,509	19,932	36	1,629	114,567

Expenses:
Property operating expenses	13,326	1,214	3,293	95	181	18,109
Real estate tax expense	15,654	2,515	3,884	52	109	22,214
Depreciation and amortization	27,143	2,814	7,666	10	600	38,233
Provision for asset impairment	369	—	—	692	—	1,061
General and administrative expenses	9,976	25	264	—	—	10,265
Total expenses	66,468	6,568	15,107	849	890	89,882

Operating income	16,993	2,941	4,825	(813)	739	24,685

Other income	1,509	2	2	9	—	1,522
Gain from settlement of receivables	3,095	—	—	—	—	3,095
Gain from change in control of investment properties	95,378	—	—	—	—	95,378
Gain on sale of investment properties	1,498	—	—	—	—	1,498
Gain on sale of joint venture interest	734	—	—	—	—	734
Impairment of investment securities	(98)	—	—	—	—	(98)
Interest expense	(16,519)	(1,819)	(3,197)	(225)	(494)	(22,254)
Income (loss) before income tax benefit (expense) of taxable REIT subsidiaries, equity in earnings of unconsolidated joint ventures and discontinued operations	102,590	1,124	1,630	(1,029)	245	104,560

Income tax expense of taxable REIT subsidiaries	(1,795)	—	—	—		(1,795)
Equity in earnings of unconsolidated joint ventures	3,512	(1,124)	(1,630)	1,029	(245)	1,542
Income from continuing operations	104,307	—	—	—	—	104,307

Income from discontinued operations	6,578	—	—	—	—	6,578
Net income	110,885	—	—	—	—	110,885

Net income attributable to the noncontrolling interest	(14)	—	—	—	—	(14)
Net income attributable to Inland Real Estate Corporation	110,871	—	—	—	—	110,871

Dividends on preferred shares	(4,505)	—	—	—	—	(4,505)
Net income attributable to common stockholders	$106,366	—	—	—	—	106,366
(1)    Includes results through the June 3, 2013 acquisition date.

13

Selected Financial Ratios

	Three months ended June 30,
	2013				2012
	Consolidated		Pro-rata Consolidation (1)		Consolidated		Pro-rata Consolidation (1)
Fixed rate debt	$510,727		661,612		419,536		621,868
Total debt	856,727		1,014,875		778,375		1,015,130
Fixed rate debt / Total debt	59.6%		65.2%		53.9%		61.3%

Unsecured debt	$319,215		319,215		329,215		329,215
Total debt	856,727		1,014,875		778,375		1,015,130
Unsecured debt / Total debt	37.3%		31.5%		42.3%		32.4%

Total debt	$856,727		1,014,875		778,375		1,015,130
Total gross assets (2)	1,874,724		2,111,520		1,589,128		2,088,281
Debt / Total gross assets	45.7%		48.1%		49.0%		48.6%

Quarterly EBITDA, adjusted	$27,785		37,948		24,566		34,281
Divided by quarterly fixed charges (3)	11,313		14,270		12,280		15,363
Fixed charge coverage ratio	2.5	x	2.7	x	2.0	x	2.2	x

Net debt (4)	$844,570		995,384		765,646		987,374
EBITDA (Annualized)	111,140		151,792		98,264		137,124
Net debt / EBITDA	7.6	x	6.6	x	7.8	x	7.2	x

	Three months ended June 30,		Six months ended June 30,
General and Administrative Expenses	2013	2012	2013	2012
General and Administrative Expenses (G&A)	$5,269	4,452	9,976	8,959
Total revenues of assets under management (5)	81,613	74,634	165,502	146,568
Total assets under management (5)	2,765,347	2,569,273	2,765,347	2,569,273

G&A Expenses as a Percentage of Total Revenue, including unconsolidated joint ventures at 100%	6.5%	6.0%	6.0%	6.1%
Annualized G&A Expenses as a Percentage of Total Assets, including unconsolidated joint ventures at 100%	0.8%	0.7%	0.7%	0.7%

	As of June 30,
Capitalization	2013	2012
Total Common Shares Outstanding	$99,626	89,106
Closing Price Per Share	10.22	8.38
Equity Market Capitalization Common Shares	1,018,178	746,708
Preferred Stock (at face value)	110,000	110,000
Total Debt (6)	1,014,875	1,015,130
Total Market Capitalization	$2,143,053	1,871,838
Debt to Total Market Capitalization	47.4%	54.2%

(1)	Pro-rata consolidation includes the Company's pro-rata share of unconsolidated joint ventures.

(2)	Total gross assets includes total assets plus accumulated depreciation and less acquired below market lease intangibles, net.

(3)	Quarterly fixed charges includes interest expense, distributions to non-controlling members, dividends on preferred shares, and principal amortization.

(4)	Reflects debt net of the current cash and cash equivalents balance at the end of the period.

(5)	Assets under management include consolidated assets, unconsolidated assets at 100% and assets that we do not have an ownership interest in, but that we manage on behalf of a third party.

(6)	Includes pro-rata share of unconsolidated joint venture debt and full face value of convertible notes.

14

Summary of Outstanding Debt at June 30, 2013

Total Outstanding Debt

	Outstanding Amount	Ratio	Weighted Average Interest Rate (1)	Weighted Average Maturity (in years)
Fixed Rate Debt:
Consolidated	$481,512	47.44%	5.29%	4.5
Unconsolidated (pro rata)	150,885	14.87%	4.83%	7.6
Unsecured convertible notes	29,215	2.88%	5.00%	1.3
Total Fixed Rate Debt	661,612	65.19%	5.18%	5.1
Variable Rate Debt:
Consolidated	56,000	5.52%	2.54%	2.1
Unconsolidated (pro rata)	7,263	0.72%	4.77%	0.7
Unsecured line of credit facility	65,000	6.40%	2.00%	3.2
Unsecured term loan	175,000	17.24%	2.00%	4.2
Unsecured term loan	50,000	4.93%	3.50%	5.4
Total Variable Rate Debt	353,263	34.81%	2.36%	3.8
Total	$1,014,875	100.00%	4.20%	4.6
Remaining unamortized convertible notes discount	(657)
Remaining unamortized mortgages premium/discount, net	6,124
Total Outstanding Debt	$1,020,342

Schedule of Maturities by Year

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities		Unsecured Maturities (2)		Total Consolidated Outstanding Debt	IRC Share of Unconsolidated Mortgage Debt	Total Consolidated and Unconsolidated Debt
2013	$1,140	115,612	(3)	—		116,752	4,968	121,720
2014	1,818	63,329		29,215	(4)	94,362	2,295	96,657
2015	1,444	36,353		—		37,797	3,190	40,987
2016	1,334	42,641		65,000		108,975	—	108,975
2017	1,273	44,895		175,000		221,168	14,702	235,870
2018	368	—		50,000		50,368	5,924	56,292
2019	384	40,350		—		40,734	24,098	64,832
2020	400	70,300		—		70,700	—	70,700
2021	420	42,068		—		42,488	25,130	67,618
2022	110	61,373		—		61,483	64,456	125,939
2023	—	11,900		—		11,900	13,385	25,285
Total	$8,691	528,821		319,215		856,727	158,148	1,014,875
Remaining unamortized convertible notes discount						(657)	—	(657)
Remaining unamortized mortgages premium/discount, net						3,742	2,382	6,124
Total Outstanding Debt						859,812	160,530	1,020,342

(1)	Interest rates are as of June 30, 2013 and exclude the impact of deferred loan fee amortization.

(2)	Includes unsecured convertible notes, line of credit facility and term loans.

(3)
Included in the debt maturing in 2013 is approximately $90,247 related to our Algonquin Commons properties. Although the loans do not mature until November 2014, we have included them in 2013 because the lender has accelerated the due date in connection with their decision to initiate foreclosure proceedings.

(4)
The convertible notes, which mature in 2029, are included in the 2014 maturities because that is the earliest date these notes can be redeemed or the note holder can require us to repurchase their note.

15

Summary of Outstanding Debt at June 30, 2013

Consolidated Debt

Servicer	Property Name	Interest Rate at June 30, 2013	Maturity Date	Balance at June 30, 2013
Fixed rate debt
Wachovia (1) (2)	The Exchange at Algonquin	5.24%	09/2013	$18,645
Wachovia (1) (2)	Algonquin Commons	5.45%	09/2013	71,602
Principal Capital (1)	Ravinia Plaza	6.08%	10/2013	10,620
Principal Capital	Big Lake Town Square	5.05%	01/2014	6,250
Principal Capital	Park Square	5.05%	01/2014	10,000
Principal Capital	Iroquois Center	5.05%	04/2014	8,750
Midland Loan Services (1)	Shoppes at Grayhawk	5.17%	04/2014	16,052
TCF Bank (1)	Marketplace At Six Corners	6.50%	09/2014	11,457
Prudential Asset Resource (1)	Orland Park Place Outlots	5.83%	12/2014	5,240
John Hancock Life Ins.	Thatcher Woods	5.83%	02/2015	13,500
Cohen Financial	Forest Lake Marketplace	5.86%	03/2015	8,500
TCF Bank (1)	Grand/Hunt Center Outlot	6.50%	04/2015	1,361
TCF Bank (1)	Dominick’s	6.50%	04/2015	6,212
TCF Bank (1)	Dominick’s	6.50%	04/2015	1,380
TCF Bank (1)	PetSmart	6.50%	04/2015	1,967
TCF Bank (1)	Roundy’s	6.50%	04/2015	3,867
Principal Capital (1)	Shoppes at Mill Creek	5.00%	05/2016	7,990
Metlife Insurance Company (1)	Shakopee Valley Marketplace	5.05%	12/2017	7,696
Metlife Insurance Company (1)	Crystal Point	5.05%	12/2017	17,220
Metlife Insurance Company (1)	Shops at Orchard Place	5.05%	12/2017	24,051
Prudential Insurance	Randall Square	4.00%	01/2019	16,500
Berkadia Commercial Mortgage	Woodfield Commons	4.75%	06/2019	17,500
Berkadia Commercial Mortgage	Cobbler Crossing	4.60%	07/2019	6,350
John Hancock Life Insurance	Roundy’s	4.85%	12/2020	10,300
Wells Fargo	Woodland Heights	6.03%	12/2020	4,175
Wells Fargo	Salem Square	6.03%	12/2020	4,897
Wells Fargo	Townes Crossing	6.03%	12/2020	6,289
Wells Fargo	Hawthorne Village Commons	6.03%	12/2020	6,443
Wells Fargo	Aurora Commons	6.03%	12/2020	6,443
Wells Fargo	Deertrace Kohler	6.03%	12/2020	9,691
Wells Fargo	Pine Tree Plaza	6.03%	12/2020	10,825
Wells Fargo	Joliet Commons	6.03%	12/2020	11,237
Midland Loan Services	Orland Park Place	5.55%	09/2021	42,068
Wachovia	Bradley Commons	5.40%	01/2022	14,330
GEMSA (1)	Chatham Ridge	4.40%	04/2022	17,654
Midland Loan Services	Dunkirk Square	4.35%	09/2022	4,050
Midland Loan Services	Park Place Plaza	4.35%	09/2022	6,500
Midland Loan Services	Rivertree Court	4.35%	09/2022	22,000
Midland Loan Services	Valparaiso Walk	4.11%	02/2023	11,900
Total/Weighted Average Fixed Rate Secured		5.29%		481,512
Unsecured Convertible Notes (3)		5.00%	11/2014	29,215
Total/Weighted Average Fixed Rate		5.27%		$510,727

Variable rate debt
Bank of America	Orchard Crossing	3.20%	08/2013	14,800
Bank of America	Skokie Fashion Square	0.36%	12/2014	6,200
Bank of America	North Aurora Towne Center	2.65%	06/2016	2,163
Bank of America	Edinburgh Festival	2.65%	06/2016	4,063
Bank of America	CarMax	2.65%	06/2016	9,830
Bank of America	Cliff Lake	2.65%	06/2016	4,439
Bank of America	Burnsville Crossing	2.65%	06/2016	4,675
Bank of America	Food 4 Less	2.65%	06/2016	2,665
Bank of America	Shingle Creek Center	2.65%	06/2016	1,485
Bank of America	Bohl Farm Marketplace	2.65%	06/2016	5,680
Total/Weighted Average Variable Rate Secured		2.54%		$56,000

16

Summary of Outstanding Debt at June 30, 2013

Consolidated Debt (continued)

Servicer	Property Name	Interest Rate at June 30, 2013	Maturity Date	Balance at June 30, 2013
Unsecured
Line of Credit Facility		2.00%	08/2016	65,000
Term Loan		2.00%	08/2017	175,000
Term Loan		3.50%	11/2018	50,000
Total/Weighted Average Variable Rate		2.29%		$346,000
Total/Weighted Average Consolidated Debt		3.81%		$856,727
Remaining unamortized convertible notes discount				(657)
Remaining unamortized mortgages premium/discount, net				3,742
Total Consolidated Debt				$859,812

Unconsolidated Debt

Servicer	Property Name	Interest Rate at June 30, 2013	Maturity Date	Balance at June 30, 2013	IRC Share of Debt (3)
Fixed rate debt
Venture with PGGM
Principal Capital	Diffley Marketplace	3.94%	11/2015	$5,800	3,190
John Hancock Life Ins.	Point at Clark	5.05%	09/2017	14,300	7,865
Metlife Insurance Company (1)	Woodfield Plaza	5.05%	12/2017	12,218	6,720
John Hancock Life Ins. (1)	Four Flaggs	7.65%	01/2018	10,771	5,924
Prudential Insurance	Brownstones Shopping Center	3.85%	01/2019	13,255	7,290
Prudential Insurance	Elston Plaza	3.85%	01/2019	10,560	5,808
Prudential Insurance	Silver Lake Village	5.85%	02/2019	20,000	11,000
Midland Loan Services	Shops of Plymouth Town Center	5.83%	03/2021	5,200	2,860
Wachovia Securities	Joffco Square	5.84%	03/2021	13,090	7,200
Midland Loan Services	Village Ten Shopping Center	5.17%	06/2021	8,300	4,565
Midland Loan Services	Caton Crossings	5.19%	06/2021	7,700	4,235
Midland Loan Services	Red Top Plaza	5.55%	09/2021	11,400	6,270
Midland Loan Services	Champlin Marketplace	4.70%	02/2022	7,123	3,918
Wachovia Securities	Turfway Commons	5.05%	02/2022	7,150	3,932
Wachovia Securities	Stone Creek Towne Center	5.04%	03/2022	19,800	10,890
Wachovia Securities	Westgate	4.94%	03/2022	40,373	22,205
Principal Life Insurance Co.	Quarry Retail	3.75%	08/2022	18,100	9,955
Principal Life Insurance Co.	Riverdale Commons	3.75%	08/2022	16,000	8,800
Total / Weighted Average		4.97%		$241,140	132,627

Venture with IPCC
Parkway Bank & Trust	Pick 'N Save	5.25%	04/2017	5,850	117
Midland Loan Services (1)	BJ's Wholesale Club	4.25%	12/2022	8,800	792
First Commonwealth Bank (1)	Dick's Sporting Goods	4.39%	12/2022	9,439	3,964
Midland Loan Services	Mariano's	4.08%	03/2023	14,737	3,390
Midland Loan Services	Mariano's	4.17%	04/2023	17,701	4,071
Wells Fargo (1)	Dollar General/Family Dollar (3)	4.26%	05/2023	6,888	5,924
Total / Weighted Average		4.30%		63,415	18,258
Total/Weighted Average Fixed Rate		4.83%		$304,555	150,885

Variable rate debt

Venture with Pine Tree
PNC Bank	Lantern Commons	4.20%	12/2013	5,845	4,968
Inland Boise, LLC	Southshore Shopping Center	6.00%	10/2014	2,700	2,295
Total/Weighted Average Variable Rate		4.77%		8,545	7,263
Total/Weighted Average Unconsolidated Debt		4.83%		$313,100	158,148
Remaining unamortized mortgages premium/discount, net				4,332	2,382
Total Unconsolidated Debt				$317,432	160,530

(1)	These loans require payments of principal and interest monthly, all other loans listed are interest only.

(2)
Included in the debt maturing in 2013 is approximately $90,247 related to our Algonquin Commons properties. Although the loans do not mature until November 2014, we have included them in 2013 because the lender has accelerated the due date in connection with their decision to initiate foreclosure proceedings.

(3)
IRC's pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner. This allocation is for presentation purposes and the Company is only financially obligated for any amounts guaranteed under the loan documents as all other amounts are non-recourse and secured by the underlying property

17

Summary of Outstanding Debt at June 30, 2013

(4)
This portfolio includes six Dollar General and four Family Dollar stores, located in Baldwin, WI; Mercer, WI; Nekoosa, WI; Oxford, WI; Spooner, WI; Wittenberg, WI; Abilene, TX; Cisco, TX; Colorado City, TX and Lorain, OH.

18

Significant Retail Tenants

Consolidated (1)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Safeway (Dominick's Finer Foods-6)	6	$5.253	3.90%	410,504	3.61%
Roundy's (Rainbow-3, Pick 'N Save-2, Super Pick 'N Save 1)	6	4,888	3.63%	409,045	3.60%
AB Acquisitions LLC (Jewel-6)	6	4,115	3.05%	393,357	3.46%
TJX Companies, Inc. (TJ Maxx-6, Marshall's-8)	14	4,053	3.01%	446,814	3.93%
Carmax	2	4,021	2.98%	187,851	1.65%
Best Buy	5	3,003	2.23%	213,757	1.88%
PetSmart	9	2,707	2.01%	209,978	1.85%
Bed Bath and Beyond (Bed, Bath & Beyond-5, Buy Buy Baby-2, World Market-1)	8	2,448	1.82%	259,262	2.28%
Kroger (Food 4 Less-3)	3	2,407	1.79%	207,441	1.83%
Ascena Retail Group (Justice-3, Dress Barn-7, Maurice's-7, Lane Bryant-5, Catherine's-2)	24	2,265	1.68%	142,350	1.25%
Dick's Sporting Goods (Dick's Sporting Goods-3, Golf Galaxy-1)	4	2,210	1.64%	232,748	2.05%
Hobby Lobby	3	1,861	1.38%	156,256	1.38%
Dollar Tree (Dollar Tree-17, Deal$-1)	18	1,833	1.36%	186,780	1.64%
Retail Ventures, Inc. (DSW Warehouse-4)	4	1,777	1.32%	95,915	0.84%
Ulta	8	1,703	1.26%	87,263	0.77%
Ross Dress For Less	7	1,676	1.24%	203,712	1.79%
The Gap (Old Navy-7, The Gap-1, The Gap Factory-1)	9	1,623	1.20%	130,290	1.15%
Gordmans	3	1,534	1.14%	148,642	1.31%
Michael's	6	1,486	1.10%	131,701	1.16%
Supervalu, Inc. (Cub Foods-2)	2	1,358	1.01%	128,298	1.13%
Pier 1 Imports	7	1,341	1.00%	72,426	0.64%

Total		$53,562	39.75%	4,454,390	39.20%

Unconsolidated (1) (2)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Roundy's (Rainbow-2, Pick 'N Save-1, Metro Market-1, Mariano's-2)	6	$6,218	11.90%	397,772	10.36%
Supervalu, Inc. (Cub Foods-6)	6	4,486	8.59%	383,656	9.99%
Best Buy	2	2,220	4.25%	75,001	1.95%
AB Acquisitions LLC (Jewel-3)	3	2,101	4.02%	192,397	5.01%
TJX Companies, Inc. (TJ Maxx-1, Marshall's-3, Home Goods-1)	5	2,061	3.95%	148,483	3.87%
Dick's Sporting Goods (Dick's Sporting Goods-1)	1	1,472	2.82%	81,780	2.13%
Michael's	4	1,439	2.76%	92,874	2.42%
Home Depot	1	1,243	2.38%	113,000	2.94%
Bed Bath and Beyond (Bed, Bath & Beyond-2, Buy Buy Baby-1)	3	1,042	2.00%	85,282	2.22%
BJ's Wholesale Club	1	1,037	1.99%	76,267	1.99%
Kohl's	1	878	1.68%	83,000	2.16%
Safeway (Dominick's Finer Foods-1)	1	842	1.61%	70,183	1.83%
Petco	2	644	1.23%	35,248	0.92%
The Sports Authority	1	638	1.22%	42,563	1.11%
OfficeMax	2	596	1.14%	47,084	1.23%
PetSmart	2	592	1.13%	45,289	1.18%
Retail Ventures, Inc. (DSW Warehouse-1)	1	584	1.12%	23,600	0.61%
Party City	3	580	1.11%	35,515	0.92%

Total		$28,673	54.90%	2,028,994	52.84%

(1)	Significant tenants are tenants that represent 1% or more of our annual base rent

(2)	Annualized rent shown includes joint venture partner's pro rata share

19

Significant Retail Tenants

Total (1) (2)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Roundy's (Rainbow-5, Pick 'N Save-3, Super Pick 'N Save-1, Metro Market-1, Mariano's-2)	12	$11,105	5.94%	806,817	5.31%
AB Acquisitions LLC (Jewel-9)	9	6,216	3.32%	585,754	3.85%
TJX Companies, Inc. (TJ Maxx-7, Marshall's-11, Home Goods-1)	19	6,114	3.27%	595,297	3.92%
Safeway (Dominick's Finer Foods-7)	7	6,096	3.26%	480,687	3.16%
Supervalu, Inc. (Cub Foods-8)	8	5,844	3.13%	511,954	3.37%
Best Buy	7	5,224	2.79%	288,758	1.90%
Carmax	2	4,021	2.15%	187,851	1.24%
Dick's Sporting Goods (Dick's Sporting Goods-4, Golf Galaxy-1)	5	3,682	1.97%	314,528	2.07%
Bed Bath & Beyond (Bed, Bath & Beyond-7, Buy Buy Baby-3, World Market-1)	11	3,490	1.87%	344,544	2.27%
PetSmart	11	3,299	1.76%	255,267	1.68%
Michael's	10	2,925	1.56%	224,575	1.48%
Kroger (Food 4 Less-4)	4	2,628	1.41%	264,109	1.74%
Ascena Retail Group (Justice-5, Dress Barn-7, Maurice's-7, Lane Bryant-6, Catherine's-2)	27	2,608	1.39%	157,450	1.04%
Retail Ventures, Inc. (DSW Warehouse-5)	5	2,361	1.26%	119,515	0.79%
Dollar Tree (Dollar Tree-20, Deal$-1)	21	2,069	1.11%	214,802	1.41%
The Gap (Old Navy-9, The Gap-1, The Gap Factory-1)	11	2,035	1.09%	162,988	1.07%
Ulta	9	1,933	1.03%	97,224	0.64%
The Sports Authority	3	1,899	1.02%	134,869	0.89%
Hobby Lobby	3	1,861	1.00%	156,256	1.03%

Total		$75,410	40.33%	5,903,245	38.86%

Total excluding properties held through the joint venture with IPCC (1) (2) (3)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Roundy's (Rainbow-5, Pick 'N Save-2, Super Pick 'N Save-1, Metro Market-1)	9	$7,132	3.98%	602,107	4.09%
AB Acquisitions LLC (Jewel-9)	9	6,216	3.46%	585,754	3.98%
TJX Companies, Inc. (TJ Maxx-7, Marshall's-11, Home Goods-1)	19	6,114	3.41%	595,297	4.04%
Safeway (Dominick's Finer Foods-7)	7	6,096	3.40%	480,687	3.26%
Supervalu, Inc. (Cub Foods-8)	8	5,844	3.26%	511,954	3.48%
Best Buy	7	5,224	2.91%	288,758	1.96%
Carmax	2	4,021	2.24%	187,851	1.28%
Bed Bath & Beyond (Bed, Bath & Beyond-7, Buy Buy Baby-3, World Market-1)	11	3,490	1.95%	344,544	2.34%
PetSmart	11	3,299	1.84%	255,267	1.73%
Michael's	10	2,925	1.63%	224,575	1.53%
Kroger (Food 4 Less-4)	4	2,628	1.46%	264,109	1.79%
Ascena Retail Group (Justice-5, Dress Barn-7, Maurice's-7, Lane Bryant-6, Catherine's-2)	27	2,608	1.45%	157,450	1.07%
Retail Ventures, Inc. (DSW Warehouse-5)	5	2,361	1.32%	119,515	0.81%
Dick's Sporting Goods (Dick's Sporting Goods-3, Golf Galaxy-1)	4	2,210	1.23%	232,748	1.58%
Dollar Tree (Dollar Tree-20, Deal$-1)	21	2,069	1.15%	214,802	1.46%
The Gap (Old Navy-9, The Gap-1, The Gap Factory-1)	11	2,035	1.13%	162,988	1.11%
Ulta	9	1,933	1.08%	97,224	0.66%
The Sports Authority	3	1,899	1.06%	134,869	0.92%
Hobby Lobby	3	1,861	1.04%	156,256	1.06%

Total		$69,965	39.00%	5,616,755	38.15%

(1)	Significant tenants are tenants that represent 1% or more of our annual base rent

(2)	Annualized rent shown includes joint venture partner's pro rata share

(3)
Due to the tenant fluctuations produced by the temporary ownership of the properties within this venture, the Company has disclosed significant tenants excluding these properties. The Company believes the additional disclosure allows investors to evaluate the tenant mix of the portfolio of properties it expects to own longer term.

20

Portfolio Metrics

Portfolio Occupancy

Consolidated Occupancy (1)	As of June 30, 2013	As of March 31, 2013	As of June 30, 2012
Leased Occupancy (2)	93.1%	92.0%	90.7%
Financial Occupancy (3)	90.3%	89.1%	88.0%
Same Store Leased Occupancy (2)	92.1%	91.7%	91.1%
Same Store Financial Occupancy (3)	89.2%	88.7%	88.2%

Unconsolidated Occupancy (1) (4)
Leased Occupancy (2)	98.2%	97.4%	96.7%
Financial Occupancy (3)	96.1%	95.2%	94.6%
Same Store Leased Occupancy (2)	98.4%	97.2%	96.4%
Same Store Financial Occupancy (3)	95.8%	95.6%	94.8%

Total Occupancy (1)
Leased Occupancy (2)	94.4%	94.1%	92.9%
Financial Occupancy (3)	91.8%	91.6%	90.4%
Same Store Leased Occupancy (2)	93.3%	92.8%	92.1%
Same Store Financial Occupancy (3)	90.5%	90.1%	89.5%
Financial Occupancy excluding properties held through the joint venture with IPCC (3) (5)	91.5%	91.2%	90.1%
Anchor Leased Occupancy excluding properties held through the joint venture with IPCC (2) (5)	96.5%	96.3%	95.4%
Non-Anchor Leased Occupancy excluding properties held through the joint venture with IPCC (2) (5)	89.0%	88.5%	86.7%

Geographic Information

	Number of investment properties	Gross leasable area (6)	Percent of gross leasable area	Total Portfolio NOI PRS for the three months ended June 30, 2013(7)	Percent of NOI
Florida	1	166,131	1.1%	$721	2.1%
Illinois	84	9,135,579	62.0%	21,611	61.7%
Indiana	7	660,776	4.5%	1,861	5.3%
Kentucky	1	105,471	0.7%	153	0.4%
Minnesota	29	3,025,915	20.5%	6,026	17.2%
Nebraska	1	81,000	0.6%	386	1.1%
Ohio	4	596,648	4.1%	1,920	5.5%
Tennessee	1	10,908	0.1%	58	0.2%
Wisconsin	8	943,108	6.4%	2,268	6.5%

Total	136	14,725,536	100.0%	$35,004	100.0%

(1)	All occupancy calculations exclude seasonal tenants.

(2)
Leased occupancy is defined as the percentage of total gross leasable area for which there is a signed lease regardless of whether the tenant is currently obligated to pay rent under their lease agreement.

(3)
Financial occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased excluding tenants in their abatement period.

(4)	Unconsolidated occupancy is calculated using 100% of the square footage of the respective properties.

(5)
Due to the occupancy fluctuations produced by the temporary ownership of the properties within this venture, the Company discloses occupancy rates excluding these properties. The Company believes the additional disclosure allows investors to evaluate the occupancy of the portfolio of properties it expects to own longer term.

(6)	Gross leasable area shown includes joint venture partner's pro rata share.

(7)	Total portfolio NOI includes our pro rata share of unconsolidated NOI and excludes properties held through the Company's development joint ventures and its joint venture with IPCC.

21

Lease Expiration Analysis

Consolidated

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (2)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (3)

ALL ANCHOR LEASES (1)
2013	7	92,520	0.81%	$920	0.64%	$9.94
2014	19	785,232	6.91%	8,816	6.17%	11.23
2015	29	685,058	6.03%	7,471	5.23%	10.91
2016	28	685,037	6.03%	7,595	5.32%	11.09
2017	24	812,641	7.15%	10,288	7.20%	12.66
2018	20	627,756	5.53%	7,084	4.96%	11.28
2019	20	872,792	7.68%	10,071	7.05%	11.54
2020	14	464,628	4.09%	4,347	3.04%	9.36
2021	21	704,659	6.20%	10,676	7.47%	15.15
2022+	54	1,485,069	13.07%	17,158	12.01%	11.55
Vacant (4)	—	527,216	4.65%	—	—	—
TOTAL/WEIGHTED AVERAGE	236	7,742,608	68.15%	$84,426	59.09%	$11.70

ALL NON-ANCHOR LEASES (1)
M-T-M	12	30,277	0.27%	$236	0.17%	$7.79
2013	71	161,575	1.42%	2,996	2.10%	18.54
2014	160	427,988	3.77%	7,246	5.07%	16.93
2015	171	444,440	3.91%	9,026	6.32%	20.31
2016	167	460,481	4.05%	8,537	5.98%	18.54
2017	139	382,100	3.36%	6,898	4.83%	18.05
2018	149	384,094	3.38%	7,545	5.28%	19.64
2019	44	170,024	1.50%	3,348	2.34%	19.69
2020	32	128,629	1.13%	2,460	1.72%	19.12
2021	33	133,120	1.17%	2,638	1.85%	19.82
2022+	110	432,466	3.81%	7,511	5.25%	17.37
Vacant (4)	—	462,998	4.08%	—	—	—
TOTAL/WEIGHTED AVERAGE	1,088	3,618,192	31.85%	$58,441	40.91%	$18.52

ALL LEASES
M-T-M	12	30,277	0.27%	$236	0.17%	$7.79
2013	78	254,095	2.23%	3,916	2.74%	15.41
2014	179	1,213,220	10.68%	16,062	11.24%	13.24
2015	200	1,129,498	9.94%	16,497	11.55%	14.61
2016	195	1,145,518	10.08%	16,132	11.30%	14.08
2017	163	1,194,741	10.51%	17,186	12.03%	14.38
2018	169	1,011,850	8.91%	14,629	10.24%	14.46
2019	64	1,042,816	9.18%	13,419	9.39%	12.87
2020	46	593,257	5.22%	6,807	4.76%	11.47
2021	54	837,779	7.37%	13,314	9.32%	15.89
2022+	164	1,917,535	16.88%	24,669	17.26%	12.86
Vacant (4)	—	990,214	8.73%	—	—	—
TOTAL/WEIGHTED AVERAGE	1,324	11,360,800	100.00%	$142,867	100.00%	$13.78

(1)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(2)	Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(3)	Annualized base rent divided by gross leasable area.

(4)	Leases executed but not commenced are included in the vacant totals.

22

Lease Expiration Analysis

Unconsolidated (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

ALL ANCHOR LEASES (2)
M-T-M	1	11,092	0.29%	$13	0.02%	$1.17
2014	3	45,203	1.18%	651	1.18%	14.40
2015	3	48,656	1.27%	671	1.22%	13.79
2016	5	194,291	5.06%	2,605	4.72%	13.41
2017	13	390,649	10.17%	5,370	9.74%	13.75
2018	11	397,598	10.35%	4,395	7.97%	11.05
2019	9	295,575	7.70%	3,654	6.63%	12.36
2020	8	254,687	6.63%	2,526	4.58%	9.92
2021	4	61,172	1.59%	745	1.35%	12.18
2022+	19	1,104,001	28.75%	16,442	29.81%	14.89
Vacant (5)	—	16,651	0.43%	—	—	—
TOTAL/WEIGHTED AVERAGE	76	2,819,575	73.42%	$37,072	67.22%	$13.23

ALL NON-ANCHOR LEASES (2)
M-T-M	3	5,704	0.15%	$77	0.14%	$13.50
2013	17	46,542	1.21%	767	1.39%	16.48
2014	38	78,620	2.05%	1,369	2.48%	17.41
2015	55	134,134	3.49%	2,613	4.74%	19.48
2016	53	125,834	3.28%	2,507	4.55%	19.92
2017	42	110,320	2.87%	2,489	4.51%	22.56
2018	67	166,218	4.33%	3,846	6.97%	23.14
2019	14	38,486	1.00%	773	1.40%	20.09
2020	8	25,530	0.66%	512	0.93%	20.05
2021	12	43,133	1.12%	1,017	1.84%	23.58
2022+	29	154,767	4.03%	2,105	3.83%	13.60
Vacant (5)	—	91,400	2.39%	—	—	—
TOTAL/WEIGHTED AVERAGE	338	1,020,688	26.58%	$18,075	32.78%	$19.45

ALL LEASES
M-T-M	4	16,796	0.44%	$90	0.16%	$5.36
2013	17	46,542	1.21%	767	1.39%	16.48
2014	41	123,823	3.23%	2,020	3.66%	16.31
2015	58	182,790	4.76%	3,284	5.96%	17.97
2016	58	320,125	8.34%	5,112	9.27%	15.97
2017	55	500,969	13.04%	7,859	14.25%	15.69
2018	78	563,816	14.68%	8,241	14.94%	14.62
2019	23	334,061	8.70%	4,427	8.03%	13.25
2020	16	280,217	7.29%	3,038	5.51%	10.84
2021	16	104,305	2.71%	1,762	3.19%	16.89
2022+	48	1,258,768	32.78%	18,547	33.64%	14.73
Vacant (5)	—	108,051	2.82%	—	—	—
TOTAL/WEIGHTED AVERAGE	414	3,840,263	100.00%	$55,147	100.00%	$14.78

(1)	Amounts in table include our joint venture partner's pro-rata share.

(2)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)	Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(4)	Annualized base rent divided by gross leasable area.

(5)	Leases executed but not commenced are included in the vacant totals.

23

Lease Expiration Analysis

Total (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

ALL ANCHOR LEASES (2)
M-T-M	1	11,092	0.07%	$13	0.01%	$1.17
2013	7	92,520	0.61%	920	0.46%	9.94
2014	22	830,435	5.46%	9,467	4.78%	11.40
2015	32	733,714	4.83%	8,142	4.11%	11.10
2016	33	879,328	5.78%	10,200	5.15%	11.60
2017	37	1,203,290	7.92%	15,658	7.91%	13.01
2018	31	1,025,354	6.75%	11,479	5.80%	11.20
2019	29	1,168,367	7.69%	13,725	6.93%	11.75
2020	22	719,315	4.73%	6,873	3.47%	9.55
2021	25	765,831	5.04%	11,421	5.77%	14.91
2022+	73	2,589,070	17.03%	33,600	16.97%	12.98
Vacant (5)	—	543,867	3.57%	—	—	—
TOTAL/WEIGHTED AVERAGE	312	10,562,183	69.48%	$121,498	61.36%	$12.13

ALL NON-ANCHOR LEASES (2)
M-T-M	15	35,981	0.24%	$313	0.16%	$8.70
2013	88	208,117	1.37%	3,763	1.90%	18.08
2014	198	506,608	3.33%	8,615	4.35%	17.01
2015	226	578,574	3.81%	11,639	5.88%	20.12
2016	220	586,315	3.86%	11,044	5.58%	18.84
2017	181	492,420	3.24%	9,387	4.74%	19.06
2018	216	550,312	3.62%	11,391	5.75%	20.70
2019	58	208,510	1.37%	4,121	2.08%	19.76
2020	40	154,159	1.01%	2,972	1.50%	19.28
2021	45	176,253	1.16%	3,655	1.85%	20.74
2022+	139	587,233	3.86%	9,616	4.85%	16.38
Vacant (5)	—	554,398	3.65%	—	—	—
TOTAL/WEIGHTED AVERAGE	1,426	4,638,880	30.52%	$76,516	38.64%	$18.73

ALL LEASES
M-T-M	16	47,073	0.31%	$326	0.17%	$6.93
2013	95	300,637	1.98%	4,683	2.36%	15.58
2014	220	1,337,043	8.79%	18,082	9.13%	13.52
2015	258	1,312,288	8.64%	19,781	9.99%	15.07
2016	253	1,465,643	9.64%	21,244	10.73%	14.49
2017	218	1,695,710	11.16%	25,045	12.65%	14.77
2018	247	1,575,666	10.37%	22,870	11.55%	14.51
2019	87	1,376,877	9.06%	17,846	9.01%	12.96
2020	62	873,474	5.74%	9,845	4.97%	11.27
2021	70	942,084	6.20%	15,076	7.62%	16.00
2022+	212	3,176,303	20.89%	43,216	21.82%	13.61
Vacant (5)	—	1,098,265	7.22%	—	—	—
TOTAL/WEIGHTED AVERAGE	1,738	15,201,063	100.00%	$198,014	100.00%	$14.04

(1)	Amounts in table include our joint venture partner's pro-rata share.

(2)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)	Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(4)	Annualized base rent divided by gross leasable area.

(5)	Leases executed but not commenced are included in the vacant totals.

24

Leasing Activity

Consolidated

	Number	GLA	Total Former Average Base Rent ($) (1)	Total Former Average Base Rent (psf) (1)	Total New Average Base Rent ($) (1)	Total New Average Base Rent (psf) (1)	Total Increase (Decrease) ($)	Total Increase (Decrease) (psf)	Percent
New Lease Summary
1Q 2013	9	142,584	$1,129	$7.92	$1,217	$8.54	$88	0.62	7.8%
2Q 2013	11	59,119	$575	$9.73	$771	$13.04	$196	3.31	34.1%

2013 Total	20	201,703	$1,704	$8.45	$1,988	$9.86	$284	1.41	16.7%

Renewal Lease Summary (2)
1Q 2013	40	273,578	$2,205	$8.06	$2,600	$9.50	$395	1.44	17.9%
2Q 2013	38	252,284	$3,498	$13.87	$3,466	$13.74	$(32)	(0.13)	(0.9)%

2013 Total	78	525,862	$5,703	$10.85	$6,066	$11.54	$363	0.69	6.4%

Non-Comparable Lease Summary (3)
1Q 2013	13	29,332	$—	$—	$426	$14.52
2Q 2013	10	36,934	$—	$—	$418	$11.32

2013 Total	23	66,266	$—	$—	$844	$12.74

Unconsolidated (4)

	Number	GLA	Total Former Average Base Rent ($) (1)	Total Former Average Base Rent (psf) (1)	Total New Average Base Rent ($) (1)	Total New Average Base Rent (psf) (1)	Total Increase (Decrease) ($)	Total Increase (Decrease) (psf)	Percent
New Lease Summary
1Q 2013	4	12,191	$227	$18.62	$287	$23.54	$60	4.92	26.4%
2Q 2013	4	9,666	$164	$16.97	$159	$16.45	$(5)	(0.52)	(3.0)%

2013 Total	8	21,857	$391	$17.89	$446	$20.41	$55	2.52	14.1%

Renewal Lease Summary (2)
1Q 2013	27	138,740	$1,967	$14.18	$2,199	$15.85	$232	1.67	11.8%
2Q 2013	23	221,882	$2,297	$10.35	$2,631	$11.86	$334	1.51	14.5%

2013 Total	50	360,622	$4,264	$11.82	$4,830	$13.39	$566	1.57	13.3%

Non-Comparable Lease Summary (3)
1Q 2013	4	11,081	$—	$—	$215	$19.40
2Q 2013	8	33,937	$—	$—	$523	$15.41

2013 Total	12	45,018	$—	$—	$738	$16.39

(1)	The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

(2)	Renewal leases include expiring leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.

(3)	Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(4)	Includes leasing activity on unconsolidated properties owned in joint ventures.

25

Leasing Activity

Total (1)

	Number	GLA	Total Former Average Base Rent ($) (2)	Total Former Average Base Rent (psf) (2)	Total New Average Base Rent ($) (2)	Total New Average Base Rent (psf) (2)	Total Increase (Decrease) ($)	Total Increase (Decrease) (psf)	Percent
New Lease Summary
1Q 2013	13	154,775	$1,356	$8.76	$1,504	$9.72	$148	0.96	10.9%
2Q 2013	15	68,785	$739	$10.74	$930	$13.52	$191	2.78	25.8%

2013 Total	28	223,560	$2,095	$9.37	$2,434	$10.89	$339	1.52	16.2%

Renewal Lease Summary (3)
1Q 2013	67	412,318	$4,172	$10.12	$4,799	$11.64	$627	1.52	15.0%
2Q 2013	61	474,166	$5,795	$12.22	$6,097	$12.86	$302	0.64	5.2%

2013 Total	128	886,484	$9,967	$11.24	$10,896	$12.29	$929	1.05	9.3%

Non-Comparable Lease Summary (4)
1Q 2013	17	40,413	$—	$—	$641	$15.86
2Q 2013	18	70,871	$—	$—	$941	$13.28

2013 Total	35	111,284	$—	$—	$1,582	$14.22

(1)	Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)	The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

(3)	Renewal leases include expiring leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.

(4)	Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

26

Leasing Activity - Anchors and Non-Anchors

Consolidated (1)

New Leases	Non-Anchors (2)	Anchors (2)	Total
Number of Leases	10	1	11
Gross Leasable Area (Sq.Ft.)	32,482	26,637	59,119
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.37	9.00	13.04

Renewals
Number of Leases	29	9	38
Gross Leasable Area (Sq.Ft.)	69,438	182,846	252,284
Base Rent/Sq.Ft. ($/Sq.Ft.)	19.70	11.48	13.74

Non-Comparable Leases (3)
Number of Leases	9	1	10
Gross Leasable Area (Sq.Ft.)	26,777	10,157	36,934
Base Rent/Sq.Ft. ($/Sq.Ft.)	11.86	9.85	11.32

Total New, Renewal and Non-Comparable Leases
Number of Leases	48	11	59
Gross Leasable Area (Sq.Ft.)	128,697	219,640	348,337
Base Rent/Sq.Ft. ($/Sq.Ft.)	17.23	11.10	13.36

Unconsolidated (1) (4)

New Leases	Non-Anchors (2)	Anchors (2)	Total
Number of Leases	4	—	4
Gross Leasable Area (Sq.Ft.)	9,666	—	9,666
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.45	—	16.45

Renewals
Number of Leases	17	6	23
Gross Leasable Area (Sq.Ft.)	30,971	190,911	221,882
Base Rent/Sq.Ft. ($/Sq.Ft.)	20.42	10.47	11.86

Non-Comparable Leases (3)
Number of Leases	7	1	8
Gross Leasable Area (Sq.Ft.)	17,286	16,651	33,937
Base Rent/Sq.Ft. ($/Sq.Ft.)	17.27	13.50	15.41

Total New, Renewal and Non-Comparable Leases
Number of Leases	28	7	35
Gross Leasable Area (Sq.Ft.)	57,923	207,562	265,485
Base Rent/Sq.Ft. ($/Sq.Ft.)	18.82	10.71	12.48

Total (1) (4)

New Leases	Non-Anchors (2)	Anchors (2)	Total
Number of Leases	14	1	15
Gross Leasable Area (Sq.Ft.)	42,148	26,637	68,785
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.39	9.00	13.52

Renewals
Number of Leases	46	15	61
Gross Leasable Area (Sq.Ft.)	100,409	373,757	474,166
Base Rent/Sq.Ft. ($/Sq.Ft.)	19.92	10.96	12.86

Non-Comparable Leases (3)
Number of Leases	16	2	18
Gross Leasable Area (Sq.Ft.)	44,063	26,808	70,871
Base Rent/Sq.Ft. ($/Sq.Ft.)	13.98	12.12	13.28

Total New, Renewal and Non-Comparable Leases
Number of Leases	76	18	94
Gross Leasable Area (Sq.Ft.)	186,620	427,202	613,822
Base Rent/Sq.Ft. ($/Sq.Ft.)	17.72	10.91	12.98

(1)	The calculations of average base rents per square foot are adjusted for rent abatements on the included leases.

(2)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)	Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(4)	Includes leasing activity on unconsolidated properties owned in joint ventures.

27

Property Transactions

Property Acquisitions

Date	Property	City	State	GLA Sq.Ft.	Purchase Price	Cap Rate (1)	Financial Occupancy	Anchors	Year Built / Renovated

01/24/13	Family Dollar (2)	Abilene	TX	9,180	$1,142	7.64%	100%	None	2012
01/24/13	Family Dollar (2)	Colorado City	TX	8,320	1,009	8.12%	100%	None	2012
02/12/13	Mariano's (2)	Palatine	IL	71,324	23,646	6.70%	100%	Mariano's	2011
02/12/13	Mariano's (2)	Vernon Hills	IL	71,248	26,912	6.84%	100%	Mariano's	2011
04/17/13	Family Dollar (2)	Cameron	TX	8,320	938	8.11%	100%	None	2012
04/17/13	Family Dollar (2)	Charleston	MO	8,320	1,107	8.13%	100%	None	2012
04/17/13	Family Dollar (2)	Wausaukee	WI	8,000	1,137	8.14%	100%	None	2012
04/17/13	Winfield Pointe Center (3)	Winfield	IL	19,888	(3)	(3)	75%	None	1989
04/17/13	Eola Commons (3)	Aurora	IL	23,080	(3)	(3)	78%	None	1998
04/24/13	Warsaw Commons (4)	Warsaw	IN	87,826	11,393	8.00%	96%	Dollar Tree, TJ Maxx, PetSmart, Ulta	2012

				315,506	$67,284

Property Dispositions

Date	Property	City	State	GLA Sq. Ft.	Sale Price	Gain on Sale	Provision for Asset Impairment

02/20/13	Quarry Outlot	Hodgkins	IL	9,650	$3,300	$1,999	$—
03/05/13	Oak Lawn Town Center	Oak Lawn	IL	12,506	3,264	681	—
05/14/13	Winnetka Commons	New Hope	MN	42,415	3,800	556	—
05/31/13	Cub Foods	Buffalo Grove	IL	56,192	4,100	—	369

				120,763	$14,464	$3,236	$369

Development Parcel Sale

Date	Property	City	State	GLA Sq. Ft.	Sale Price	Gain on Sale (5)	Provision for Asset Impairment (5)

04/05/13	Savannah Crossings	Aurora	IL	7,380	$2,000	$9	$186

(1)
The cap rate disclosed is as of the time of acquisition and is calculated by dividing the forecasted net operating income ("NOI") by the purchase price. Forecasted NOI is defined as forecasted net income for the twelve months following the acquisition of the property, calculated in accordance with U.S. GAAP, excluding straight-line rental income, amortization of lease intangibles, interest, depreciation, amortization and bad debt expense, less a vacancy factor to allow for potential tenant move-outs or defaults.

(2)	This property was acquired through our joint venture with IPCC.

(3)
The Company acquired title to these properties through foreclosure proceedings. The Company had acquired the notes encumbering these properties in 2012 at a discount to their face value. In conjunction with the acquisition, the notes were extinguished. The Company recorded Winfield Pointe Center at $2,583 and Eola Commons at $3,994, representing the respective fair value of each property at the time of acquisition.

(4)	This property is subject to future earnout payments, of which $1,225 was paid subsequent to the acquisition.

(5)	Amounts shown are the Company's pro-rata share.

28

Unconsolidated Joint Venture Summary

Venture with PGGM Private Real Estate Fund (INP Retail LP)

Date	Property	City	State	GLA	IRC % Interest	IRC Investment
07/01/10	Mallard Crossing Shopping Center	Elk Grove Village	IL	82,929	55%	$2,144
07/01/10	Shannon Square Shoppes	Arden Hills	MN	29,196	55%	1,283
07/01/10	Cub Foods	Arden Hills	MN	68,442	55%	4,470
07/01/10	Woodland Commons	Buffalo Grove	IL	170,122	55%	3,323
08/30/10	Point at Clark	Chicago	IL	95,455	55%	6,545
10/25/10	Diffley Marketplace	Eagan	MN	62,656	55%	4,173
01/11/11	Joffco Square	Chicago	IL	95,204	55%	5,402
03/01/11	Byerly's Burnsville	Burnsville	MN	72,339	55%	1,822
03/08/11	Shops of Plymouth Town Center	Plymouth	MN	84,003	55%	(394)
06/02/11	Red Top Plaza	Libertyville	IL	151,840	55%	4,335
06/02/11	Village Ten Shopping Center	Coon Rapids	MN	211,472	55%	1,662
09/19/11	Stuart's Crossing	St. Charles	IL	85,529	55%	(495)
09/21/11	Champlin Marketplace	Champlin	MN	88,577	55%	3,074
11/09/11	Quarry Retail	Minneapolis	MN	281,472	55%	(2,873)
11/15/11	Caton Crossings	Plainfield	IL	83,792	55%	(1,527)
11/18/11	Woodfield Plaza	Schaumburg	IL	177,160	55%	(6,192)
11/29/11	Brownstones Shopping Center	Brookfield	WI	137,816	55%	5,154
12/07/11	Elston Plaza	Chicago	IL	87,946	55%	4,715
12/15/11	Turfway Commons	Florence	KY	105,471	55%	2,673
02/21/12	Riverdale Commons	Coon Rapids	MN	231,753	55%	519
02/24/12	Silver Lake Village	St. Anthony	MN	159,316	55%	8,814
02/29/12	Stone Creek Towne Center	Cincinnati	OH	142,824	55%	7,222
04/10/12	Four Flaggs	Niles	IL	326,028	55%	8,935
04/13/12	Woodbury Commons	Woodbury	MN	116,196	55%	6,537
12/11/12	Westgate	Fairview Park	OH	241,838	55%	17,406
				3,389,376		$88,727

Development Joint Venture with TMK Development (TMK/Inland Aurora Venture, LLC)

Date	Property	City	State	Acres	IRC % Interest	IRC Investment
01/05/06	Savannah Crossing	Aurora	IL	5 Acres	40%	$(269)

Development Joint Venture with Pine Tree Institutional Realty LLC (PTI Boise, LLC and PTI Westfield, LLC)

Date	Property	City	State	Acres	IRC % Interest	IRC Investment
09/26/07	Southshore Shopping Center	Boise	ID	7 Acres	85%	$5,330
12/21/07	Lantern Commons	Westfield	IN	61 Acres	85%	6,277
				68 Acres		$11,607

29

Unconsolidated Joint Venture Summary

Joint Venture with Inland Private Capital Corporation ("IPCC") (IRC/IREX Venture II, LLC)

Date	Property (1)	City	State	GLA	IRC % Interest	IRC Investment
03/16/12	Pick 'N Save	Sheboygan	WI	62,138	2%	$103
11/16/12	BJ's Wholesale Club	Gainesville	VA	76,267	9%	615
12/21/12	Dick's Sporting Goods	Cranberry Township	PA	81,780	42%	3,914
02/12/13	Mariano's Portfolio (2)	Various	IL	142,572	23%	4,043
Various	Dollar General/Family Dollar Portfolio (3)	Various	Various	88,130	86%	3,115

				450,887		$11,790

IPCC Joint Venture Property Status

Property (1)	Location	% DST Ownership	Pro Rata Share of Acquisition Fee	Acquisition Fee Earned for the six months ended June 30, 2013
Pick 'N Save	Sheboygan, WI	98%	292	27
Mt. Pleasant Shopping Center	Mt. Pleasant, WI	100%	528	124
CVS/Walgreens Portfolio (4)	Various	100%	445	85
Walgreens Portfolio (5)	Various	100%	157	157
BJ's Wholesale Club	Gainesville, VA	91%	200	182
Dick's Sporting Goods	Cranberry Township, VA	58%	239	138
Mariano's Portfolio (2)	Various	77%	632	487
Dollar General/Family Dollar Portfolio (3)	Various	14%	133	19

			$2,626	$1,219

1)
These properties are not consolidated because upon the first sale of equity interest by the joint venture through the private placement offerings, the Company begins accounting for its equity interest under the equity method of accounting

2)	This portfolio includes two Mariano's located in Palatine and Vernon Hills Illinois.

3)
This portfolio includes six Dollar General and four Family Dollar stores, located in Baldwin, WI; Mercer, WI; Nekoosa, WI; Oxford, WI; Spooner, WI; Wittenberg, WI; Abilene, TX; Cisco, TX; Colorado City, TX and Lorain, OH.

4)	This portfolio includes one CVS store and three Walgreens stores, located in Nampa, Idaho; St. George, Utah; Lee's Summit, Missouri and McPherson, Kansas.

5)	This portfolio includes five Walgreens stores, located in Benton Harbor, Michigan; El Paso, Texas; Milwaukee, Wisconsin; New Bedford, Massachusetts; and Villa Park, Illinois.

30

Investment Properties

As of June 30, 2013, we owned fee simple interests in 114 investment properties, excluding unconsolidated joint ventures, comprised of 19 single-user retail properties, 48 Neighborhood Retail Centers, 16 Community Centers, 30 Power Centers and 1 Lifestyle Center. These investment properties are located in the states of Florida (1), Illinois (74), Indiana (7), Minnesota (18), Missouri (1), Nebraska (1), Ohio (2), Tennessee (1), Texas (1), and Wisconsin (8). Most tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Single-User
Carmax	Schaumburg	IL	93,333	12/98	1998	100%	Carmax
Carmax	Tinley Park	IL	94,518	12/98	1998	100%	Carmax
Cub Foods	Hutchinson	MN	60,208	01/03	1999	100% (3)	Cub Foods (3)
Disney	Celebration	FL	166,131	07/02	1995	100%	Walt Disney World
Dominick's	Countryside	IL	62,344	12/97	1975/2001	100%	Dominick's Finer Foods
Dominick's	Schaumburg	IL	71,400	05/97	1996	100%	Dominick's Finer Foods
Food 4 Less	Hammond	IN	71,313	05/99	1999	100%	Dominick's Finer Foods (sublet to Food 4 Less)
Freeport Commons (f/k/a Staples)	Freeport	IL	24,049	12/98	1998	100%	Staples
Fresh Market	Lincolnshire	IL	20,414	05/13	2013	100%	The Fresh Market
Glendale Heights Retail	Glendale Heights	IL	68,879	09/97	1997	100% (3)	Dominick's Finer Foods (3)
Mosaic Crossing	West Chicago	IL	78,271	01/98	1990	0%	None
PetSmart	Gurnee	IL	25,692	04/01	1997	100%	PetSmart
Pick 'N Save	Waupaca	WI	63,780	03/06	2002	100%	Pick 'N Save
Rite-Aid	Chattanooga	TN	10,908	05/02	1999	100%	Rite Aid
Roundy's	Menomonee Falls	WI	103,611	11/10	2010	100%	Super Pick 'N Save
Verizon	Joliet	IL	4,504	05/97	1995	100%	None

Single-User (IPCC Joint Venture)
Family Dollar	Cameron	TX	8,320	04/13	2012	100%	None
Family Dollar	Charleston	MO	8,320	04/13	2012	100%	None
Family Dollar	Wausaukee	WI	8,000	04/13	2012	100%	None

Neighborhood Retail Centers
22nd Street Plaza Outlot	Oakbrook Terrace	IL	9,970	11/97	1985/2004	100%	None
Aurora Commons	Aurora	IL	126,908	01/97	1988	42%	None
Berwyn Plaza	Berwyn	IL	15,726	05/98	1983	100%	Deal$
Big Lake Town Square	Big Lake	MN	67,858	01/06	2005	98%	Coborn's Super Store
Brunswick Market Center	Brunswick	OH	119,540	12/02	1997/1998	98%	Buehler's Fresh Foods
Cliff Lake Centre	Eagan	MN	74,182	09/99	1988	84%	None
Cobbler Crossing	Elgin	IL	102,643	05/97	1993	97%	Jewel Food Stores
Downers Grove Market	Downers Grove	IL	103,419	03/98	1998	96%	Dominick's Finer Foods
Dunkirk Square	Maple Grove	MN	79,130	09/99	1998	97%	Rainbow
Eastgate Center	Lombard	IL	129,101	07/98	1959/2000	82%	Ace Hardware, Illinois Secretary of State, Illinois Dept. of Employment
Edinburgh Festival	Brooklyn Park	MN	91,563	10/98	1997	89%	Festival Foods
Elmhurst City Centre	Elmhurst	IL	39,090	02/98	1994	100%	Walgreens (4)
Eola Commons	Aurora	IL	23,080	04/13	1998	78%	None
Forest Lake Marketplace	Forest Lake	MN	93,853	09/02	2001	96%	Cub Foods
Gateway Square	Hinsdale	IL	39,710	03/99	1985	88%	None
Golf Road Plaza	Niles	IL	25,992	04/97	1982	100%	None
Grand Hunt Center Outlot	Gurnee	IL	21,194	12/96	1996	100%	None
Hammond Mills	Hammond	IN	7,488	12/98	1998/2011	100%	None
Hawthorn Village Commons	Vernon Hills	IL	98,806	08/96	1979	96%	Dollar Tree, Hobby Lobby
Hickory Creek Market Place	Frankfort	IL	55,831	08/99	1999	52%	None
Iroquois Center	Naperville	IL	140,981	12/97	1983	74%	Planet Fitness, Xilin Association, Big Lots
Maple View	Grayslake	IL	105,642	03/05	2000/2005	94%	Jewel Food Stores
Marketplace at Six Corners	Chicago	IL	116,975	11/98	1997	95%	Jewel Food Stores. Marshall's
Medina Marketplace	Medina	OH	92,446	12/02	1956/1999/ 2010	100%	Giant Eagle
Mundelein Plaza	Mundelein	IL	16,803	03/96	1990	90%	None
Nantucket Square	Schaumburg	IL	56,981	09/95	1980	94%	Go Play
Oak Forest Commons	Oak Forest	IL	108,330	03/98	1998	82%	Food 4 Less, O'Reilys Auto Parts
Oak Forest Commons III	Oak Forest	IL	7,424	06/99	1999	40%	None
Orland Greens	Orland Park	IL	45,031	09/98	1984	97%	Dollar Tree, Spree Look Good. Do Good

31

Investment Properties

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Neighborhood Retail Centers
Park Square	Brooklyn Park	MN	136,664	08/02	1986/1988/ 2006	92%	Rainbow, Planet Fitness
Park St. Claire	Schaumburg	IL	11,859	12/96	1994	100%	None
Plymouth Collection	Plymouth	MN	45,915	01/99	1999	100% (3)	Golf Galaxy
Ravinia Plaza	Orland Park	IL	101,366	10/06	1990	88%	Whole Foods Market, Pier 1 Imports, Eva's Bridal
Regal Showplace	Crystal Lake	IL	96,928	03/05	1998	100%	Regal Cinemas
River Square	Naperville	IL	58,260	06/97	1988/2000	92%	None
Rose Plaza	Elmwood Park	IL	24,204	11/98	1997	100%	Binny's Beverage Depot
Schaumburg Plaza	Schaumburg	IL	63,485	06/98	1994	100%	JoAnn Stores, Party City
Shingle Creek Center	Brooklyn Center	MN	39,146	09/99	1986	84%	None
Shoppes at Mill Creek	Palos Park	IL	102,422	03/98	1989	92%	Jewel Food Stores
Shops at Cooper's Grove	Country Club Hills	IL	72,518	01/98	1991	14%	None
Six Corners Plaza	Chicago	IL	80,596	10/96	1966/2005	100%	L.A. Fitness, CW Price
St. James Crossing	Westmont	IL	49,994	03/98	1990	81%	None
Townes Crossing	Oswego	IL	105,989	08/02	1988	90%	Jewel Food Stores
Wauconda Crossings	Wauconda	IL	90,167	08/06	1997	97% (3)	Dominick's Finer Foods (3), Walgreens
Wauconda Shopping Center	Wauconda	IL	34,137	05/98	1988	79%	Dollar Tree
Westriver Crossings	Joliet	IL	32,452	08/99	1999	85%	None
Winfield Pointe Center	Winfield	IL	19,888	04/13	1989	75%	None
Woodland Heights	Streamwood	IL	120,436	06/98	1956/1997	95%	Jewel Food Stores, U.S. Postal Service

Community Centers
Apache Shoppes	Rochester	MN	60,780	12/06	2005/2006	95%	Trader Joe's, Chuck E. Cheese
Bergen Plaza	Oakdale	MN	257,952	04/98	1978	91%	K-Mart, Rainbow, Dollar Tree
Bohl Farm Marketplace	Crystal Lake	IL	97,287	12/00	2000	99%	Dress Barn, Barnes & Noble, Buy Buy Baby
Burnsville Crossing	Burnsville	MN	97,210	09/99	1989/2010	88%	PetSmart, Becker Furniture World
Chatham Ridge	Chicago	IL	175,991	02/00	1999	86%	Food 4 Less, Marshall's, Anna's Linens
Chestnut Court	Darien	IL	172,918	03/98	1987/2009	92% (3)	Office Depot (3), X-Sport Fitness, Tuesday Morning, JoAnn Stores, Oakridge Hobbies & Toys, Ross Dress for Less
Greentree Centre & Outlot	Racine	WI	169,268	02/05	1990/1993	94%	Pick 'N Save, K - Mart
Lake Park	Michigan City	IN	114,867	02/98	1990	87%	Jo Ann Stores, Hobby Lobby, Party City
Orchard Crossing	Ft. Wayne	IN	130,131	04/07	2008	88%	Gordman's, Dollar Tree
Park Center	Tinley Park	IL	132,940	12/98	1988	89%	Charter Fitness, Chuck E. Cheese, Old Country Buffet, Sears Outlet
Skokie Fashion Square	Skokie	IL	84,857	12/97	1984/2010	96%	Ross Dress for Less, Produce World
Skokie Fashion Square II	Skokie	IL	7,151	11/04	1984/2010	100%	None
Thatcher Woods Center	River Grove	IL	188,213	04/02	1969/1999	98%	Walgreens, CW Price, Hanging Garden Banquet, Binny's Beverage Depot, Dominick's Finer Foods, Sears Outlet
The Plaza	Brookfield	WI	107,952	02/99	1985	91%	CVS, Guitar Center, Hooters
Two Rivers Plaza	Bolingbrook	IL	57,900	10/98	1994	98%	Marshall's, Pier 1 Imports
University Center (f/k/a Bally Total Fitness)	St. Paul	MN	43,000	09/99	1998	85%	High School for the Recording Arts

Power Centers
Baytowne Shoppes/Square	Champaign	IL	118,305	02/99	1993	99% (3)	Staples, PetSmart, Party City, Citi Trends, Ulta
Bradley Commons	Bourbonnais	IL	174,348	11/11	2007/2011	97%	Shoe Carnival, Ulta, Bed, Bath & Beyond, Dick's Sporting Goods, Petco
Crystal Point	Crystal Lake	IL	357,842	07/04	1976/1998/ 2012	95%	Best Buy, K-Mart, Bed, Bath & Beyond, The Sports Authority, World Market, Ross Dress for Less, The Fresh Market
Deertrace Kohler	Kohler	WI	149,924	07/02	2000	98%	The Boston Store, TJ Maxx, Dollar Tree, Ulta, Jo Ann Stores
Deertrace Kohler II	Kohler	WI	24,292	08/04	2003/2004	100%	None
Joliet Commons	Joliet	IL	158,853	10/98	1995	100%	Movies 10, PetSmart, Barnes & Noble, Old Navy, Party City, Jo Ann Stores, BC Osaka Hibachi Grill
Joliet Commons Phase II	Joliet	IL	40,395	02/00	1999	100%	Office Max
Lansing Square	Lansing	IL	233,508	12/96	1991	7%	None

32

Investment Properties

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Power Centers
Mankato Heights Plaza	Mankato	MN	155,173	04/03	2002	89%	TJ Maxx, Michael's, Old Navy, Pier 1 Imports, Petco
Maple Park Place	Bolingbrook	IL	210,746	01/97	1992/2004	98% (3)	X-Sport Fitness, Office Depot (3), The Sports Authority, Best Buy, Ross Dress for Less
Naper West	Naperville	IL	214,109	12/97	1985/2009/ 2012	98%	Barrett's Home Theater Store, JoAnn Stores, Sears Outlet, Ross Dress for Less, Dollar Tree
Orland Park Place	Orland Park	IL	592,495	04/05	1980/1999	96%
K & G Superstore, Old Navy, Stein Mart, Tiger Direct, Barnes & Noble, DSW Shoe Warehouse, Bed, Bath & Beyond, Binny's Beverage Depot, Nordstrom Rack, Dick's Sporting Goods, Marshall's, Buy Buy Baby, HH Gregg, Ross Dress for Less

Orland Park Place Outlots	Orland Park	IL	11,900	08/07	2007	100% (3)	None
Orland Park Place Outlots II	Orland Park	IL	22,966	04/12	2007	100%	None
Park Avenue Centre	Highland Park	IL	64,943	06/97	1996/2005	100%	Staples, TREK Bicycle Store, Illinois Bone and Joint
Park Place Plaza	St. Louis Park	MN	88,999	09/99	1997/2006	98%	Office Max, PetSmart
Pine Tree Plaza	Janesville	WI	186,465	10/99	1998	93%	Gander Mountain, TJ Maxx, Staples, Michaels, Old Navy, Petco, Famous Footwear
Randall Square	Geneva	IL	216,485	05/99	1999	95%	Marshall's, Bed, Bath & Beyond, PetSmart, Michael's, Party City, Old Navy
Rivertree Court	Vernon Hills	IL	308,610	07/97	1988/2011	88%	Best Buy, Discovery Clothing, TJ Maxx, Michaels, Ulta, Harlem Furniture, Gordman's, Old Navy
Rochester Marketplace	Rochester	MN	70,213	09/03	2001/2003	100%	Staples, PetSmart
Salem Square	Countryside	IL	116,992	08/96	1973/1985/ 2009	100%	TJ Maxx/Home Goods, Marshall's
Schaumburg Promenade	Schaumburg	IL	91,831	12/99	1999	100%	Ashley Furniture, DSW Shoe Warehouse, Destination XL
Shakopee Outlot	Shakopee	MN	12,285	03/06	2007	85%	None
Shakopee Valley Marketplace	Shakopee	MN	146,362	12/02	2000/2001	99%	Kohl's, Office Max
Shoppes at Grayhawk	Omaha	NE	81,000	02/06	2001/2004	87%	Michael's
Shops at Orchard Place	Skokie	IL	159,091	12/02	2000	94% (3)	Best Buy (3), DSW Shoe Warehouse, Ulta, Pier 1 Imports, Petco, Walter E Smithe, Party City
University Crossings	Mishawaka	IN	111,651	10/03	2003	98%	Marshall's, Petco, Dollar Tree, Pier 1 Imports, Ross Medical Education Center
Valparaiso Walk	Valparaiso	IN	137,500	12/12	2005	100%	Best Buy, Michael's, Marshall's, Bed, Bath & Beyond
Warsaw Commons	Warsaw	IN	87,826	04/13	2012	96%	Dollar Tree, TJ Maxx, PetSmart, Ulta
Woodfield Commons E/W	Schaumburg	IL	207,452	10/98	1973/1975/ 1997/2007/ 2012	86%	Toys R Us, Discovery Clothing, REI, Hobby Lobby

Lifestyle Centers
Algonquin Commons	Algonquin	IL	563,704	02/06	2004/2005	92%	PetSmart, Office Max, Pottery Barn, Old Navy, DSW Shoe Warehouse, Discovery Clothing, Dick's Sporting Goods, Trader Joe's, Ulta, Charming Charlie, Ross Dress for Less, Gordman's

			11,360,800			90%

33

Investment Properties

As of June 30, 2013, we owned fee simple interests in 40 investment properties through our unconsolidated joint ventures, comprised of 16 single user retail properties, 9 Neighborhood Retail Centers, 7 Community Centers and 8 Power Centers. These investment properties are located in the states of Illinois (13), Kentucky (1), Minnesota (11), Ohio (3), Pennsylvania (1), Texas (3), Virginia (1) and Wisconsin (7). Most tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Single User
Cub Foods	Arden Hills	MN	68,442	03/04	2003	100%	Cub Foods

Single User (IPCC Joint Venture)
BJ's Wholesale Club	Gainesville	VA	76,267	11/12	2012	100%	BJ's Wholesale Club
Dick's Sporting Goods	Cranberry Township	PA	81,780	12/12	2012	100%	Dick's Sporting Goods
Dollar General	Baldwin	WI	9,026	12/12	2011	100%	None
Dollar General	Mercer	WI	9,026	12/12	2012	100%	None
Dollar General	Nekoosa	WI	9,026	12/12	2012	100%	None
Dollar General	Oxford	WI	9,026	12/12	2012	100%	None
Dollar General	Spooner	WI	9,026	12/12	2012	100%	None
Dollar General	Wittenberg	WI	9,100	12/12	2012	100%	None
Family Dollar	Abilene	TX	9,180	01/13	2012	100%	None
Family Dollar	Cisco	TX	8,000	10/12	2012	100%	None
Family Dollar	Colorado City	TX	8,320	01/13	2012	100%	None
Family Dollar	Lorain	OH	8,400	10/12	2012	100%	None
Mariano's	Palatine	IL	71,324	02/13	2011	100%	Mariano's Fresh Market
Mariano's	Vernon Hills	IL	71,248	02/13	2011	100%	Mariano's Fresh Market
Pick 'N Save	Sheboygan	IL	62,138	03/12	2010	100%	Pick 'N Save

Neighborhood Retail Centers
Byerly's Burnsville	Burnsville	MN	72,339	09/99	1988	98%	Byerly's Food Store, Erik's Bike Shop
Caton Crossings	Plainfield	IL	83,792	06/03	1998	92%	Tony's Finer Foods
Champlin Marketplace	Champlin	MN	88,577	09/11	1999/2005	89%	Cub Foods
Diffley Marketplace	Egan	MN	62,656	10/10	2008	100%	Cub Foods
Mallard Crossing Shopping Center	Elk Grove Village	IL	82,929	05/97	1993	92%	Food 4 Less
Red Top Plaza	Libertyville	IL	151,840	06/11	1981/2008	92%	Jewel Food Stores
Shannon Square Shoppes	Arden Hills	MN	29,196	06/04	2003	95% (3)	None
Shops of Plymouth Town Center	Plymouth	MN	84,003	03/99	1991	100%	The Foursome, Inc., Cub Foods
Stuart's Crossing	St. Charles	IL	85,529	08/98	1999	98%	Jewel Food Stores

Community Centers
Brownstones Shopping Center	Brookfield	WI	137,816	11/11	1989/2009	95%	Metro Market, TJ Maxx
Elston Plaza	Chicago	IL	87,946	12/11	1983/2010	90%	Jewel Food Stores, O'Reilly Auto Parts
Four Flaggs	Niles	IL	326,028	11/02	1973/1998/ 2010	97%	Fresh Farms, Party City, Marshall's, PetSmart, Office Depot, Old Navy, Global Rehabilitation, Ashley Furniture, Sears Outlet, JoAnn Stores, Shoe Carnival
Quarry Retail	Minneapolis	MN	281,472	09/99	1997	100%	Home Depot, Rainbow, PetSmart, Office Max, Party City, Michael's
Village Ten Shopping Center	Coon Rapids	MN	211,472	08/03	2002	98%	Dollar Tree, Life Time Fitness, Cub Foods
Woodbury Commons	Woodbury	MN	116,196	02/12	1992/2004/ 2012	100%	Hancock Fabrics, Schuler Shoes, Dollar Tree, Becker Furniture World
Woodland Commons	Buffalo Grove	IL	170,122	02/99	1991	98%	Dominick's Finer Foods, Jewish Community Center

34

Investment Properties

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Power Centers
Joffco Square	Chicago	IL	95,204	01/11	2008	83%	Bed, Bath & Beyond, Best Buy
Point at Clark	Chicago	IL	95,455	06/10	1996	100% (3)	DSW Shoe Warehouse, Marshall's, Michael's
Riverdale Commons	Coon Rapids	MN	231,753	09/99	1999	99%	Rainbow, The Sports Authority, Office Max, Petco, Party City, Home Goods, Michael's
Silver Lake Village	St. Anthony	MN	159,316	02/12	1996/2005	94%	North Memorial Healthcare, Cub Foods
Stone Creek Towne Center	Cincinnati	OH	142,824	02/12	2008	98%	Bed, Bath & Beyond, Best Buy, Old Navy
Turfway Commons	Florence	KY	105,471	12/11	1993/2007	96%	Babies 'R' Us, Half Price Books, Guitar Center, Michael's
Westgate	Fairview Park	OH	241,838	03/12	2007/2011	85%	Books-A-Million, Petco, Marshall's, Earth Fare
Woodfield Plaza	Schaumburg	IL	177,160	01/98	1992	96%	Kohl's, Barnes & Noble, Buy Buy Baby, Joseph A. Banks Clothiers (sublet to David's Bridal), Tuesday Morning

Total			3,840,263			96%

Total/Weighted Average			15,201,063			92%

(1)
Financial Occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased excluding tenants in their abatement period.

(2)	Anchor tenants are defined as any tenant occupying 10,000 or more square feet. The trade name is used which may be different than the tenant name on the lease.
(3)	Tenant has vacated their space but is still contractually obligated under their lease to pay rent.
(4)	Beginning with the earlier date listed, pursuant to the terms of the lease, the tenant has a right to terminate prior to the lease expiration date.

35